UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2023 (March 31, 2023)

ROSS ACQUISITION CORP II
(Exact name of registrant as specified in its charter)

Cayman Islands	001-40201	95-1578557
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 Pelican Lane Palm Beach, Florida	33480
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (561) 655-2615

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-third of one redeemable warrant	ROSS.U	New York Stock Exchange
Class A ordinary shares, $0.0001 per share	ROSS	New York Stock Exchange
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50 per share	ROSS.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

As previously reported, on January 17, 2023, Ross Acquisition Corp II, an exempted company incorporated with limited liability under the laws of the Cayman Islands (“RAC”) entered into a Business Combination Agreement (the “Business Combination Agreement”) with APRINOIA Therapeutics Inc., an exempted company incorporated with limited liability under the laws of the Cayman Islands (the “Company”), APRINOIA Therapeutics Holdings Limited, an exempted company incorporated with limited liability under the laws of the Cayman Islands (“PubCo”), APRINOIA Therapeutics Merger Sub 1, Inc., an exempted company incorporated with limited liability under the laws of the Cayman Islands and a direct wholly-owned subsidiary of PubCo (“Merger Sub 1”), APRINOIA Therapeutics Merger Sub 2, Inc., an exempted company incorporated with limited liability under the laws of the Cayman Islands and a direct wholly-owned subsidiary of RAC (“Merger Sub 2”) and APRINOIA Therapeutics Merger Sub 3, Inc., an exempted company incorporated with limited liability under the laws of the Cayman Islands and a direct wholly-owned subsidiary of RAC (“Merger Sub 3”, together with Merger Sub 1 and Merger Sub 2, the “Merger Subs”), pursuant to which, subject to the satisfaction or waiver of certain conditions set forth therein, (i) on the business day prior to the date of the closing (the “Closing”) of the transactions contemplated by the Business Combination Agreement (the “Business Combination”), RAC will merge with and into Merger Sub 1, with Merger Sub 1 being the surviving entity (the “Initial Merger”), (ii) on the date of the Closing, Merger Sub 2 will merge with and into the Company, with the Company being the surviving entity (the “Second Merger”) and (iii) on the date of the Closing and immediately following the Second Merger, the Company will merge with and into Merger Sub 3, with Merger Sub 3 being the surviving entity (the “Third Merger” and together with the Initial Merger and the Second Merger, the “Mergers”). As a result of the Mergers, RAC’s successor, Merger Sub 1 will continue to be a direct wholly-owned subsidiary of PubCo and Merger Sub 3 will be a direct wholly-owned subsidiary of Merger Sub 1, and an indirect wholly-owned subsidiary of PubCo.

On March 31, 2023, RAC and the Company entered into an Advance Agreement (the “Advance Agreement”), pursuant to which the Company agreed to advance to RAC up to $990,000, to deposit into RAC’s trust account for the benefit of the holders of Class A ordinary shares of RAC that were not redeemed in connection with the extension of RAC’s termination date from March 16, 2023 to September 16, 2023 or such earlier date as determined by the board of directors of RAC. The advances contemplated by the Advance Agreement bear no interest and are repayable in full upon the date of the consummation of transactions contemplated by the Business Combination Agreement or the date of the liquidation of RAC or an event of default of RAC.

The Company advanced the first amount equal to $165,000 on March 31, 2023. The Company will advance up to five additional equal amounts equal to $165,000 for each month (commencing on April 16, 2023, and no later than on the 16th day of each subsequent month), or portion thereof, that is needed by the Company to complete an initial business combination until September 16, 2023 or such earlier date as determined by the board of directors of RAC.

The foregoing description of the Advance Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Advance Agreement, a copy of which is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-balance Sheet Arrangement of a Registrant.

The disclosure contained in Item 1.01 of this Current Report on Form 8-K is incorporated by reference in this Item 2.03.

Additional Information and Where to Find It

In connection with the Business Combination, PubCo intends to file a registration statement on Form F-4 with the SEC, which will include a proxy statement to RAC shareholders and a prospectus for the registration of PubCo securities to be issued in connection with the Business Combination (as amended from time to time, the “Registration Statement”). After the Registration Statement is declared effective by the SEC, the definitive proxy statement/prospectus and other relevant documents will be mailed to the shareholders of RAC as of a record date to be established in the future for voting on the Business Combination and will contain important information about the Business Combination and related matters. Shareholders of RAC and other interested persons are advised to read, when available, these materials (including any amendments or supplements thereto) and any other relevant documents, because they will contain important information about RAC, Pubco, the Company and the Business Combination. Shareholders and other interested persons will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other relevant materials in connection with the Business Combination, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: Ross Acquisition Corp II, 1 Pelican Lane, Palm Beach, Florida, Attn: Wilbur L. Ross Jr., Chief Executive Officer. The information contained on, or that may be accessed through, the websites referenced in this Current Report on Form 8-K in each case is not incorporated by reference into, and is not a part of, this Current Report on Form 8-K.

BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF RAC ARE URGED TO READ THE REGISTRATION STATEMENT, THE PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC IN CONNECTION WITH THE BUSINESS COMBINATION AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE BUSINESS COMBINATION.

Participants in the Solicitation

RAC, PubCo, the Company and their respective directors and executive officers may be deemed participants in the solicitation of proxies from RAC’s shareholders in connection with the Business Combination. RAC’s shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of RAC in RAC’s Annual Report on Form 10-K, filed with the SEC on March 31, 2022, or its most recent Quarterly Report on Form 10-Q, filed with the SEC on November 14, 2022. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to RAC’s shareholders in connection with the Business Combination will be set forth in the proxy statement/prospectus for the Business Combination, accompanying the Registration Statement that PubCo and RAC intend to file with the SEC. Additional information regarding the interests of participants in the solicitation of proxies in connection with the Business Combination will likewise be included in that Registration Statement. You may obtain free copies of these documents as described above.

No Offer or Solicitation

This Current Report on Form 8-K is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination and shall not constitute an offer to sell or a solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended, or an exemption therefrom.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. RAC’s, PubCo’s and/or the Company’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance, and underlying assumptions and other statements that are other than statements of historical facts. No representations or warranties, express or implied are given in, or in respect of, this Current Report on Form 8-K. When we use words such as “may,” “will,” “intend,” “should,” “believe,” “expect,” “anticipate,” “project,” “estimate” or similar expressions that do not relate solely to historical matters, it is making forward-looking statements.
These forward-looking statements and factors that may cause actual results to differ materially from current expectations include, but are not limited to: the ability of the parties to complete the transactions contemplated by the Business Combination in a timely manner or at all; the risk that the Business Combination or other business combination may not be completed by RAC’s business combination deadline and the potential failure to obtain an extension of the business combination deadline; the outcome of any legal proceedings or government or regulatory action on inquiry that may be instituted against RAC, PubCo, the Company or others following the announcement of the Business Combination and any definitive agreements with respect thereto; the inability to satisfy the conditions to the consummation of the Business Combination, including the approval of the Business Combination by the shareholders of RAC and the Company; the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement relating to the Business Combination; the ability to meet stock exchange listing standards following the consummation of the Business Combination; the effect of the announcement or pendency of the Business Combination on the Company’s business relationships, operating results, current plans and operations of PubCo and the Company; the ability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition, the ability of PubCo to grow and manage growth profitably; the possibility that RAC, PubCo and/or the Company may be adversely affected by other economic, business, and/or competitive factors; estimates by RAC, PubCo or the Company of expenses and profitability; expectations with respect to future operating and financial performance and growth, including the timing of the completion of the Business Combination; plans, intentions or future operations of PubCo or the Company, including relating to the finalization, completion of any studies, feasibility studies or other assessments or relating to attainment, retention or renewal of any assessments, permits, licenses or other governmental notices or approvals, or the commencement or continuation of any construction or operations of plants or facilities; the Company’s and PubCo’s ability to execute on their business plans and strategy; and other risks and uncertainties described from time to time in filings with the SEC.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Registration Statement referenced above and other documents filed by RAC and PubCo from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. There may be additional risks that neither RAC, PubCo nor the Company presently know, or that RAC, PubCo, and/or the Company currently believe are immaterial, that could cause actual results to differ from those contained in the forward-looking statements. For these reasons, among others, investors and other interested persons are cautioned not to place undue reliance upon any forward-looking statements in this Current Report on Form 8-K. None of RAC, PubCo or the Company undertakes any obligation to publicly revise these forward-looking statements to reflect events or circumstances that arise after the date of this Current Report on Form 8-K, except as required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
10.1	Advance Agreement dated March 31, 2023, by and between Ross Acquisition Corp II as Maker and APRINOIA Therapeutics, Inc. as Payee.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ROSS ACQUISITION CORP II

Dated: April 5, 2023	By:	/s/ Wilbur L. Ross, Jr.
	Name:	Wilbur L. Ross, Jr.
	Title:	President and Chief Executive Officer